Exhibit 10.2

                                 PROMISSORY NOTE

$300,000.00                                                    December 31, 2000
                                                                  Tempe, Arizona

     FOR VALUE RECEIVED, the undersigned promises to pay to EnerGCorp, Inc., a Florida corporation, or order, at 1530 W. 10th Place, Tempe, Arizona 85281, or such other place as the holder shall designate, the unpaid principal balance hereof, in lawful money of the United States, together with interest thereon as hereafter provided. Principal shall be payable on demand, and if no demand is made prior to December 31, 2002, then principal shall be due and payable in full on December 31, 2002. Accrued interest shall be payable at maturity.

     The unpaid balance of this Note at any time shall be the sum of all amounts advanced to or for the benefit of the undersigned pursuant to that certain Loan Agreement of even date herewith, plus interest accrued thereon and costs, expenses and fees chargeable hereunder, less the amount of payments made thereon by or for the undersigned, which balance may be endorsed hereon from time to time by the holder hereof. The undersigned may prepay the principal amount outstanding in whole or in part so long as all accrued interest is paid to the date of such prepayment.

     Interest shall be computed on the basis of a 360-day year, and shall be payable with each installment of principal. Interest shall be charged on the unpaid principal balance of this Note from the date advanced (whether before or after the date hereof) to the date of maturity on a daily basis for the actual number of days any portion of the principal is outstanding, at the "Note Rate." "Note Rate" means a rate per annum equal to the prime rate of interest published from time to time by the Wall Street Journal.

     The undersigned acknowledges that the undersigned has agreed to the rate of interest represented by: (i) the Note Rate; and (ii) any additional charges, costs and fees arising out of or related to the transaction of which this Note is a part, to the extent deemed to be interest under applicable law and at a rate derived by dividing the amount of such charges, costs or fees by the principal amount hereof.

     Upon  default  all  obligations  under  this  Note  (including   principal,
interest, costs and fees) shall bear interest, until paid in full, at a per annum rate of eighteen percent (18%) per annum. If any payment becomes overdue for a period in excess of ten (10) days, and the holder does not exercise its option to accelerate the maturity of this Note, a late charge of five percent (5%) of the overdue payment may be charged by the holder for the purpose of defraying the costs and expenses incident to such delinquency.

     Each and every payment due under this Note shall be made in lawful money of the United States of America and in immediately available funds, and when made shall be first applied to accrued costs, expenses and fees, if any, then to interest due, and then to the reduction of the principal amount of this Note.
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     At the option of the holder hereof, any of the following shall constitute a
"default" hereunder and, upon the occurrence of any of the following, all obligations hereunder shall, at the option of the holder hereof, become immediately due and payable, without presentment for payment, diligence, grace, exhibition of this Note, protest, further demand or notice of any kind, all of which are hereby expressly waived: (i) any sum owing hereunder or under any other indebtedness of the undersigned to the holder is not paid as agreed; (ii) any petition or application for a custodian under the United States Bankruptcy Code, as amended from time to time (the "Bankruptcy Code") or for any form of relief under any provision of the Bankruptcy Code or any other law pertaining to reorganization, insolvency or readjustment of debts is filed by or against the undersigned, or any partnership of which the undersigned is a partner, or their respective assets or affairs; (iii) the undersigned makes an assignment for the benefit of creditors, is not paying debts as they become due, or is granted an order for relief under any chapter of the Bankruptcy Code; (iv) a custodian, as defined by the Bankruptcy Code, takes charge of any property of the undersigned, any property of any partnership of which the undersigned is a partner; (v) garnishment, attachment, levy or execution is issued against any of the property or effects of the undersigned, or any partnership of which the undersigned is a partner; (vi) the dissolution or termination of existence of the undersigned;
(vii) there is any default or breach of any representation, warranty or covenant, or there is any false statement or material omission, by the undersigned under any document forming part of the transaction in respect of which this Note is made; or (viii) the holder hereof in good faith (as defined in A.R.S. ss. 471201(19)) deems itself insecure for any reason or believes that the prospect of payment by the undersigned (or any surety or guarantor hereof) is impaired.

     No provision of this Note or any other aspect of the transaction of which this Note is a part is intended to or shall require or permit the holder, directly or indirectly, to take, receive, contract for or reserve, in money, goods or things in action, or in any other way, any interest (including amounts deemed by law to be interest, such amounts to then be deemed to be an addition to the rate of interest agreed upon) in excess of the maximum rate of interest permitted by law in the State of Arizona as of the date hereof. If any such excess shall nevertheless be provided for, or be adjudicated by a court of competent jurisdiction to be provided for, the undersigned shall not be obligated to pay such excess but, if paid, then such excess shall be applied against the unpaid principal balance of this Note or, to the extent that the principal balance has been paid in full by reason of such application or otherwise, such excess shall be remitted to the undersigned.

     The undersigned hereby agrees: (i) to any and all extensions (including extensions beyond the original term hereof) and renewals hereof, from time to time, without notice, and that no such extension or renewal shall constitute or be deemed a release of any obligation of the undersigned to the holder hereof;
(ii) that any written modification, extension or renewal hereof executed by the undersigned shall constitute a representation and warranty of the undersigned that the unpaid balance of principal, interest and other sums owing hereunder at the time of such modification, renewal or extension are owed without adjustment for offset, counterclaim or other defense of any kind by the undersigned against the holder; (iii) that the acceptance by the holder hereof of any performance that does not comply strictly with the terms hereof shall not be deemed to be a waiver or bar of any right of said holder, nor a release of any obligation of

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the  undersigned to the holder  hereof;  (iv) to offsets of any sums or property owed to the undersigned by the holder hereof at any time; (v) acknowledges that the undersigned is and shall remain subject to the in personam, in rem and subject matter jurisdiction of the Courts of the State of Arizona (including the Federal District Court for the District of Arizona) for all purposes pertaining to this instrument and all documents and instruments executed in connection herewith, securing the same, or in any way pertaining hereto; (vi) that no surety or guarantor hereof shall be required to be joined in any action brought to enforce this Note, and that the undersigned waives the right to require joinder of the undersigned in any action to enforce the liability of a surety or guarantor hereof; (vii) that this Note shall be governed by the laws of the State of Arizona applicable to promissory notes made and to be paid in the State of Arizona; and (viii) to pay the holder hereof upon demand any and all costs, expenses and fees (including reasonable attorneys fees) incurred in enforcing or attempting to recover payment of the amounts due under this Note, including negotiating, documenting and otherwise pursuing or consummating modifications, extensions, compositions, renewals or other similar transactions pertaining to this Note, irrespective of the existence of an event of default, and including costs, expenses and fees incurred before, after or irrespective of whether suit is commenced, and, if suit is brought to enforce payment hereof, such costs, expenses and fees and all other issues in such suit shall be determined by a court sitting without a jury.

     The undersigned represents and warrants that this Note is made for commercial or business purposes.


                                        American Home Capital Corporation


                                        By: /s/ Grant E. Sardachuk
                                           ------------------------------------
                                           Its: President and Director


                                        By: /s/ Cheryl B. Dodds
                                           ------------------------------------
                                           Its: Chief Financial Officer